FIRST QUARTER 2020 RESULTS MAY 12, 2020

Safe Harbor for Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2020 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of May 12, 2020 as well as those set forth in our Annual Report on Form 10-K filed by us on March 2, 2020 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud services and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of May 12, 2020 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. 2

Risk Factors The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • The scope and duration of the COVID-19 pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us, as well as other Unforeseen global crises, such as war, strife, global health pandemics, earthquakes, or major weather events or other uncontrollable events could negatively impact our revenue and operating results • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees 3 • Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2020 with the SEC and the other reports we file from time to time with the SEC

Q1 2020 Consolidated Financial Snapshot Revenue Adjusted Gross Profit (1)(2) (in millions) (in millions) 10.8% 9.8% Q2 2018 $233,192,653 $332.4 $273.9 $299.9 $249.5 Q2 2018 $102,668,939 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Q2 2018 $1.22 (1)(2) Adjusted EBITDA (1)(2) Adjusted EPS (in millions) 2.6% 0.0% $116.8 $113.9 $1.40 $1.40 Q1 2019 Q1 2020 Q1 2019 Q1 2020 (1) See slides 11, 13, 14 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by Business for Q1 2020 4 (2) Figures are adjusted non-GAAP

Adjusted EBITDA and Free Cash Flow(1) Adjusted EBITDA Adjusted EBITDA (1)(2) Q1Y/Y '19FCF vs Q1 '20 (1)(2) 2013 233,018,000 (in millions) (in millions) $553.1 $550.2 2.6% $489.5 $463.0 $396.1 $116.8 $333.3 $113.9 $262.6 $233.0 Free Cash Flow 2013 $177,393,000 2013 2014 2015 2016 2017 2018 2019 LTM Q1 2019 Q1 2020 Q1 2018 $90,745,490 Free Cash Flow (1)(2) Q1 '19 vs Q1 '20 (1)(2)(3) (in millions) (in millions) $350.4 $341.3 $344.9 $104.3 $267.9 $264.8 $223.2 $95.2 $177.4 $171.5 2013 2014 2015 2016 2017 2018 2019 LTM Q1 2019 Q1 2020 (1) See slides 12 and 13 for a GAAP reconciliation of Adjusted EBITDA and Free Cash Flow (2) Figures are adjusted non-GAAP (3) Net cash provided by operating activities decreased to $102.0 million compared to $116.9 million for Q1 2019 which includes $20.1 million of earnout payments for various acquisitions from previous years. Q1 5 2020 free cash flow decreased 8.7% to $95.2 million compared to $104.3 million for Q1 2019. The decrease in free cash flow was due to an increase in capital expenditures of $14.4 million during the quarter

Q1 2020 Financial Snapshot By Business ```CLOUD SERVICES DIGITAL MEDIA Revenue Revenue (in millions) (in millions) 11.5% 10.1% $169.8 $162.6 $152.2 $147.6 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Adjusted EBITDA (1)(2) Adjusted EBITDA (1)(2) (in millions) (in millions) 4.3% $78.4 $40.8 $75.1 $39.9 Q1 2019 Q1 2020 Q1 2019 Q1 2020 (1) See slides 14 and 15 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by Business for Q1 2020 (2) Figures are adjusted non-GAAP; Certain shared corporate expenses at J2 Global, Inc. were allocated to Cloud Services and Digital Media resulting in reductions to Adjusted EBITDA as follows: Cloud Services Adjusted EBITDA was reduced by $2.3MM and $3.2MM in Q1 2019 and Q1 2020, respectively, and Digital Media Adjusted EBITDA was reduced by $2.5MM and 6 $3.5MM in Q1 2019 and Q1 2020, respectively.

Business Outlook • Due to the global impact of COVID-19, the Company is withdrawing its previously issued financial guidance for fiscal 2020. • The Company believes that business projections should be evaluated on a near-term basis. • Based on our current performance and expectations, we anticipate Q2 2020 revenues to be slightly down versus Q2 2019 and Adjusted EBITDA and Adjusted non-GAAP EPS to be down single digit percentages versus Q2 2019. • At this time, we have limited visibility into the macroeconomic factors that would inform our financial projections for Q3 and Q4 2020. 7

SUPPLEMENTAL INFORMATION

Consolidated Metrics J2 Consolidated 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue by Business Cloud Services Revenues $149,485 $150,297 $150,094 $148,099 $152,245 $169,132 $171,163 $169,296 $169,784 Digital Media Revenues $131,137 $137,591 $142,628 $197,958 $147,647 $153,298 $172,975 $236,290 $162,608 Corporate $1 $1 $2 $2 $1 $2 $3 $2 $1 Total Revenues $280,623 $287,889 $292,724 $346,059 $299,893 $322,432 $344,141 $405,588 $332,393 |---(in '000s)---| Diluted EPS GAAP $0.38 $0.57 $0.61 $1.03 $0.66 $0.66 $0.62 $2.45 ($0.13) Adjusted non-GAAP (1) $1.22 $1.50 $1.53 $2.11 $1.40 $1.60 $1.70 $2.38 $1.40 Cash & Investment $396.7 $428.0 $386.0 $293.3 $320.3 $259.5 $189.0 $675.7 $624.6 Free Cash Flow (2) (4) $90.7 $87.0 $71.5 $95.8 $104.3 $85.8 $78.2 $82.1 $95.2 Adjusted EBITDA (3) (4) $102.7 $113.5 $119.1 $154.3 $113.9 $125.2 $134.8 $176.3 $116.8 |--(millions)--| (1) See slide 11 for a reconciliation of adjusted non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS (2) See slide 12 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities (3) See slide 13 for a definition of adjusted EBITDA and reconciliation to Net Income 9 (4) Figures are adjusted non-GAAP

Cloud Services & Digital Media Metrics

Cloud Services Metrics

(in '000s)

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1
Revenue by Type									
Fixed Subscriber Revenues	$120,840	$123,648	$123,111	$121,350	$124,309	$140,352	$141,832	$143,246	$144,818
Variable Subscriber Revenues	$28,482	$26,479	$26,781	$26,591	$27,481	$28,557	$29,139	$25,899	$24,930
Subscriber Revenues	$149,322	$150,127	$149,892	$147,940	$151,790	$168,909	$170,971	$169,145	$169,748
Other Licenses Revenue [1]	$163	$170	$202	$158	$455	$223	$192	$151	$36
Total Cloud Services Revenues	**$149,485**	**$150,297**	**$150,094**	**$148,099**	**$152,245**	**$169,132**	**$171,163**	**$169,296**	**$169,784**
Revenue - DID vs Non-DID									
DID Based Revenues	$98,692	$98,488	$98,897	$97,003	$97,068	$97,379	$97,219	$96,668	$96,514
Non-DID Based Revenues	$50,793	$51,809	$51,197	$51,096	$55,177	$71,753	$73,944	$72,628	$73,270
Total Cloud Services Revenues	**$149,485**	**$150,297**	**$150,094**	**$148,099**	**$152,245**	**$169,132**	**$171,163**	**$169,296**	**$169,784**
Cloud Services Customers [2]	3,185	3,197	3,204	3,165	3,148	4,015	4,039	4,036	4,076
Average Monthly Revenue/Customer [3]	$15.65	$15.68	$15.61	$15.49	$16.03	$14.01	$14.15	$13.96	$13.95
Cancel Rate [4]	2.2%	2.0%	2.2%	2.1%	2.2%	2.5%	2.4%	2.4%	2.3%

Digital Media Metrics [5]

(in '000s)

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1
Visits	1,957,985	1,952,270	1,949,167	1,846,496	1,806,992	1,618,612	1,856,953	2,259,469	2,145,142
Views	8,159,496	7,528,471	7,980,168	8,058,385	7,086,701	6,492,120	7,008,292	8,704,905	7,176,787

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter; Q2 2019 assumes NetProtect acquisition closed on March 31, instead of April 2, 2019
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than four months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms; Excluding Snap, Q1 2020 visits and views would have been up 37% and 31%, respectively, over Q1 2019

10

J2 GLOBAL

Q1 2020 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS(1) Figures in Thousands Three Months Ended March 31, 2019 2020 Cost of revenues $ 51,013 $ 59,131 Plus: Share based compensation (1) (132) (134) Acquisition related integration costs (2) - (55) Amortization (4) (523) (450) Adjusted non-GAAP cost of revenues $ 50,358 $ 58,492 Sales and marketing $ 86,880 $ 99,438 Plus: Share based compensation (1) (404) (398) Acquisition related integration costs (2) 122 (514) Adjusted non-GAAP sales and marketing $ 86,598 $ 98,526 Research, development and engineering $ 12,984 $ 15,406 Plus: Share based compensation (1) (358) (431) Adjusted non-GAAP research, development and engineering $ 12,626 $ 14,975 General and administrative $ 98,154 $ 103,171 Plus: Share based compensation (1) (4,192) (5,350) Acquisition related integration costs (2) (5,487) (729) Amortization (4) (37,320) (38,713) Tax expense from prior years (6) (3,373) - Adjusted non-GAAP general and administrative $ 47,782 $ 58,379 Interest expense, net $ 16,019 $ 20,971 Plus: Acquisition related integration costs (2) 27 - Interest costs (3) (2,242) (5,934) Adjusted non-GAAP interest expense, net $ 13,804 $ 15,037 Loss on investments, net $ 13 $ 20,832 Plus: Investments (5) - (20,825) Adjusted non-GAAP loss on investments, net $ 13 $ 7 Other expense, net $ 2,202 $ 6,876 Plus: Sale of assets (7) - 257 Intra-entity transfers (8) - (6,702) Adjusted non-GAAP other expense, net $ 2,202 $ 431 Non-GAAP net income is GAAP net income with the following Income tax provision $ (295) $ 8,703 Plus: modifications: (1) elimination of share-based compensation and the Share based compensation (1) 1,799 1,505 associated payroll tax expense; (2) elimination of certain acquisition- Acquisition related integration costs (2) 961 203 Interest costs (3) 946 1,619 related integration costs; (3) elimination of interest costs in excess of the Amortization (4) 12,339 7,305 coupon rate associated with the convertible notes; (4) elimination of Tax expense from prior years (6) 2,364 (388) (7) amortization of patents and intangible assets that we acquired; (5) Sale of assets - (60) Intra-entity transfers (8) - 139 elimination of change in value on investment; and (6) elimination of Adjusted non-GAAP income tax provision $ 18,114 $ 19,026 additional tax or indirect tax related expense/benefit from prior years; Net loss in earnings of equity method investment $ 474 $ 4,269 Plus: (7) elimination of gain on sale of assets; and (8) elimination of intra-entity Investments (5) (474) (4,269) Adjusted non-GAAP net loss in earnings of equity method investment $ - $ - transfers. Total adjustments $ (35,947) $ (73,924) GAAP earnings per diluted share $0.66 ($0.13) Adjustments * $0.74 $1.53 Adjusted non-GAAP earnings per diluted share $1.40 $1.40 11 * The reconciliation of net income per share from GAAP to Adjusted non-GAAP may not foot since each is calculated independently.

GAAP Reconciliation - Free Cash Flow(1)(2)

Figures in Thousands

	2013	2014	2015	2016	2017	2018	2019	LTM	Q1 2019 (3)	Q1 2020 (3)
Net cash provided by operating activities	$ 193,324	$ 177,231	$ 229,061	$ 282,387	$ 264,420	$ 401,325	$ 412,539	397,721	$ 116,854	$ 102,036
Less: Purchases of property and equipment	(18,626)	(11,221)	(17,297)	(24,746)	(39,595)	(56,379)	(70,588)	(84,942)	(12,531)	(26,885)
Less: Patent Settlement	-	-	-	-	-	-	-	-	-	-
Add: Excess tax benefit from share-based compensation	2,695	5,512	4,486	2,271	-	-	-	-	-	-
Add: IRS Settlement	-	-	6,917	-	-	-	-	-	-	-
Add: Contingent consideration *	-	-	-	8,000	39,950	-	8,458	28,512	-	20,054
Free cash flows (2)	$ 177,393	$ 171,522	$ 223,167	$ 267,912	$ 264,775	$ 344,946	$ 350,409	$ 341,291	$ 104,323	$ 95,205

* Free cash flows of $132.6 million in 2017, $164.0 million in 2019, and $95.2 million in 2020 are before the effect of payments associated with certain contingent consideration associated with recent acquisitions

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, less patent settlement, plus excess tax benefits (deficits) from share based compensation, plus IRS settlement, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Figures are adjusted non-GAAP

(3) Net cash provided by operating activities decreased to $102.0 million compared to $116.9 million for Q1 2019 which includes $20.1 million of earnout payments for various acquisitions from previous years. Q1 2020 free cash flow decreased 8.7% to $95.2 million compared to $104.3 million for Q1 2019. The decrease in free cash flow was due to an increase in capital expenditures of $14.4 million during the quarter

12

J2 GLOBAL

GAAP Reconciliation - Adjusted EBITDA[(1)(2)]

(*Figures in Millions*)

J2 Consolidated	2013	2014	2015	2016	2017	2018	2019	LTM	Q1 2019	Q1 2020
Revenue	$ 520.8	$ 599.0	$ 720.8	$ 874.3	$ 1,117.8	$ 1,207.3	$ 1,372.1	$ 1,404.6	$ 299.9	$ 332.4
GAAP Net Income (Loss)	$ 107.5	$ 125.3	$ 133.6	$ 152.4	$ 139.4	$ 128.7	$ 218.8	$ 180.0	$ 32.4	$ (6.4)
Plus:										
Income tax expense	35.2	29.8	23.3	59.0	60.5	44.8	(19.4)	(10.4)	(0.3)	8.7
Interest expense, loss of investments, net, and other expense, net	32.7	31.0	42.5	31.1	45.7	66.7	77.5	107.9	18.2	48.7
Depreciation and amortization	39.7	63.0	93.2	122.1	162.0	187.2	232.0	236.8	49.2	54.0
Share-based compensation and the associated payroll tax expense	9.6	8.9	11.8	13.7	22.7	28.1	23.9	25.1	5.1	6.3
Acquisition-related integration costs	8.2	2.4	25.4	18.8	27.5	29.4	17.0	13.0	5.4	1.3
Fees associated with prior year audit	-	1.4	(0.2)	-	-	-	-	-	-	-
Patent settlement	-	-	-	-	-	-	-	-	-	-
Change in estimate of deferred revenue	-	-	-	-	-	-	-	-	-	-
Sale of businesses	-	-	-	-	-	-	-	-	-	-
Net loss in earnings of equity method investment	-	-	-	-	-	4.1	0.2	4.0	0.5	4.3
Additional indirect tax expense (benefit) from prior years	-	0.7	3.7	(1.0)	5.0	0.4	0.1	(3.3)	3.4	-
Restructuring costs	-	-	-	-	-	0.2	-	-	-	-
Adjusted EBITDA [(2)]	$ 233.0	$ 262.6	$ 333.3	$ 396.1	$ 463.0	$ 489.5	$ 550.2	$ 553.1	$ 113.9	$ 116.8

(1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Figures are adjusted non-GAAP

13

(1) Q1 2020 Reconciliation of GAAP to Adjusted EBITDA Figures in Thousands Cloud Services Digital Media Corporate Total Revenues GAAP revenues $ 169,784 $ 162,608 $ 1 $ 332,393 Gross profit GAAP gross profit $ 131,424 $ 141,837 $ 1 $ 273,262 Non-GAAP adjustments: Share-based compensation 132 2 - 134 Acquisition related integration costs 55 - - 55 Amortization 450 - - 450 Adjusted non-GAAP gross profit $ 132,061 $ 141,839 $ 1 $ 273,901 Operating profit GAAP operating profit $ 55,818 $ 4,868 $ (5,439) $ 55,247 Non-GAAP adjustments: Share-based compensation 1,590 1,303 3,420 6,313 Acquisition related integration costs 110 1,188 - 1,298 Amortization 16,197 22,380 586 39,163 Adjusted non-GAAP operating profit $ 73,715 $ 29,739 $ (1,433) $ 102,021 Depreciation 4,642 10,175 - 14,817 Adjusted EBITDA (1) $ 78,357 $ 39,914 $ (1,433) $ 116,838 NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and the Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $3.2 million and $3.5 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $3.2 million and $3.5 million respectively. (1) Figures are adjusted non-GAAP 14

(1) Q1 2019 Reconciliation of GAAP to Adjusted EBITDA Figures in Thousands Cloud Services Digital Media Corporate Total Revenues GAAP revenues $ 152,245 $ 147,647 $ 1 $ 299,893 Gross profit GAAP gross profit $ 119,762 $ 129,117 $ 1 $ 248,880 Non-GAAP adjustments: Share-based compensation 130 2 - 132 Acquisition related integration costs - - - - Amortization 523 - - 523 Adjusted non-GAAP gross profit $ 120,415 $ 129,119 $ 1 $ 249,535 Operating profit GAAP operating profit $ 58,569 $ (1,050) $ (6,657) $ 50,862 Non-GAAP adjustments: Share-based compensation (143) 1,271 3,958 5,086 Acquisition related integration costs - 5,365 - 5,365 Amortization 10,581 26,581 681 37,843 Additional indirect tax expense from prior years 3,373 - - 3,373 Adjusted non-GAAP operating profit $ 72,380 $ 32,167 $ (2,018) $ 102,529 Depreciation 2,768 8,598 - 11,366 Adjusted EBITDA (1) $ 75,148 $ 40,765 $ (2,018) $ 113,895 NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and the Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $2.3 million and $2.5 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $2.3 million and $2.5 million respectively. (1) Figures are adjusted non-GAAP 15